UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    October 7, 2005

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XSTREAM BEVERAGE NETWORK, INC.

(Exact name of registrant as specified in its charter)

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Nevada	33-30158A	62-1386351
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

4800 N.W. 15 Avenue, Bay A, Fort Lauderdale, Florida 33309

(Address of principal executive offices) (Zip Code)

954-598-7997

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02

Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with comments from the Securities and Exchange Commission and upon a review and assessment by our Board of Directors, on October 6, 2005 our Board of Directors concluded that certain of our previously issued financial statements should no longer be relied upon because of errors in such financial statements, including:

(a)

our Consolidated Statements of Operations for the years ended December 31, 2003. Our Board of Directors concluded that we had improperly classified expenses during fiscal 2003 related to settlements with our former officers and directors within Total Other Income/(Expenses) instead of within Total Operating Expense. The restated Consolidated Statements of Operations for the year ended December 31, 2003 which is included in our amended Annual Report on Form 10-KSB/A as filed with the Securities and Exchange Commission on October 6, 2005 reflects the reclassification of these expenses. This restatement resulted in an increase in our Total Operating Expenses for fiscal 2003 from $6,322,098 to $7,018,898 and a change in our Total Other Income/(Expense) from an expense of $(684,576) to income of $12,244. The restatement did not affect our net loss for the year. These restatements were included in the amended Quarterly Reports for the periods ended March 31, 2004, June 30, 2004 and September 30, 2004 which we have filed as described below and in the comparable information provided for the fiscal 2003 period as contained in the amended Annual Report on Form 10-KSB for the year ended December 31, 2004 which we have also filed.

(b)

our (i) Consolidated Balance Sheets (unaudited) at each of March 31, 2004, June 30, 2004 and September 30, 2004, (ii) Consolidated Statements of Operations (unaudited) for each of the periods ended March 31, 2004, June 30, 2004 and September 30, 2004, and (iii) Consolidated Statements of Cash Flow (unaudited) for each of the periods ended March 31, 2004, June 30, 2004 and September 30, 2004. Our Board of Directors concluded that we had improperly treated the reversal of interest accrued on a subscription receivable. The restated Consolidated Balance Sheets (unaudited), Consolidated Statements of Operations (unaudited) and Consolidated Statements of Cash Flows (unaudited) which are included in our Quarterly Reports on Form 10-QSB/A for each of the periods ended March 31, 2004, June 30, 2004 and September 30, 2004, all of which are as filed with the Securities and Exchange Commission on October 6, 2005, reflect the correction of this reversal. This reversal had the following effect:

Quarterly Report on Form 10-QSB/A for the period ended March 31, 2004

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The amount of additional paid in capital as reflected on our Consolidated Balance Sheet (unaudited) at March 31, 2004 was increased from $18,594,435 to $18,907,507 and the amount of our accumulated deficit was increased from $19,296,092 to $19,609,164. The amount of our total stockholders’ deficiency was not affected,

•

The amount of our Total Other Income/(Expense) as reflected on our Consolidated Statements of Operations (unaudited) for the three months ended March 31, 2004 was increased from $(171) to $(313,243) and the amount of our net loss for the period was increased from $2,427,243 to $2,740,495, and

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The results of the foregoing restatements were also made in our Consolidated Statements of Cash Flows (unaudited) for the three months ended March 31, 2004 but such changes did not effect our net cash used in operating activities for the period.

Quarterly Report on Form 10-QSB/A for the three and six months ended June 30, 2004

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The amount of additional paid in capital as reflected on our Consolidated Balance Sheet (unaudited) at June 30, 2004 was increased from $21,343,195 to $21,656,267 and the amount of our accumulated deficit was increased from $20,573,814 to $20,886,886. The amount of our total stockholders’ equity was not affected,

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The amount of our Total Other Income/(Expense) as reflected on our Consolidated Statements of Operations (unaudited) for the six months ended June 30, 2004 was increased from $(83,378) to $(396,449) and the amount of our net loss for the period was increased from $3,705,145 to $4,018,216, and

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The results of the foregoing restatements were also made in our Consolidated Statements of Cash Flows (unaudited) for the six months ended June 30, 2004 but such changes did not effect our net cash used in operating activities for the period.

Quarterly Report on Form 10-QSB/A for the three and nine months ended September 30, 2004

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The amount of additional paid in capital as reflected on our Consolidated Balance Sheet (unaudited) at September 30, 2004 was increased from $24,046,776 to $24,359,847 and the amount of our accumulated deficit was increased from $22,806,114 to $23,119,185. The amount of our total stockholders’ equity was not affected,

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The amount of our Total Other Income/(Expense) as reflected on our Consolidated Statements of Operations (unaudited) for the nine months ended September 30, 2004 was increased from $(705,023) to $(1,018,096), the amount of our net loss for the period was increased from $5,788,498 to $6,101,571 and the amount of our net loss available to common stockholders for the period was increased from $5,936,304 to $6,249,377, and

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The results of the foregoing restatements were also made in our Consolidated Statements of Cash Flows (unaudited) for the nine months ended June 30, 2004 but such changes did not effect our net cash used in operating activities for the period.

(c)

our Consolidated Balance Sheet at December 31, 2004 and March 31, 2005 (unaudited) and our Consolidated Statement of Changes of Stockholders’ Deficiency for the year ended December 31, 2004. Our Board of Directors concluded that we had improperly classified deferred fees payable as a result of the sale of shares of our Series B convertible preferred stock. The restated Consolidated Balance Sheet at December 31, 2004 and Consolidated Statement of Changes of Stockholders’ Deficiency for the year ended December 31, 2004 which are included in our Annual Report on Form 10-KSB/A for the year ended December 31, 2004 and our restated Consolidated Balance Sheet (unaudited) at March 31, 2005 which is included in our Quarterly Report on Form 10-QSB/A for the three months ended March 31, 2005, both as filed with the Securities and Exchange Commission on October 6, 2005, reflect this reclassification. The effect of these restatements was as follows:

Annual Report on Form 10-KSB/A for the year ended December 31, 2004

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The total value attributable to our Series B preferred stock as reflected on our Consolidated Balance Sheet at December 31, 2004 was decreased from $317,142 to $(880,699), the amount of deferred fees appearing under Stockholders’ Equity on the balance sheet decreased from $(2,686,042) to $(1,488,183) and the amount of Total Stockholders’ Equity (Deficiency) changed from $(757,638) to $440,203.

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The balance of deferred fees at December 31, 2004 as reflected on our Consolidated Statement of Change in Stockholder’s Deficiency changed from $(2,686,024) to $(1,488,183) and the total amount increased from $(757,638) to $440,203.

Quarterly Report on Form 10-QSB/A for the three months ended March 31, 2005

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The total value attributable to our Series B preferred stock as reflected on our Consolidated Balance Sheet (unaudited) at March 31, 2004 decreased from $507,428 to $(593,291), the amount of deferred fees appearing under Stockholders’ Equity on the balance sheet changed from $(2,659,195) to $(1,558,476) and the amount of Total Stockholders’ Deficiency changed from $(1,979,132) to $(878,413).

One member of our Board of Directors discussed the foregoing matters with the independent accountant which served as its independent registered public accounting firm for the appropriate periods.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XSTREAM BEVERAGE NETWORK, INC..

By:	/s/ Theodore Farnsworth,
Chairman and CEO

Date: October 7, 2005

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